Investor Day N E W Y O R K , N Y M A R C H 1 2 , 2 0 2 6 Accelerating to Profitability 1 Exhibit 99.2

Forward Looking Statements (1 of 2) This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “scheduled” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding results of operations, financial outlook and condition, guidance, liquidity, capital expenditures, prospects, growth, production volumes, strategies, management, and the markets in which Lucid operates, including expectations of financial and operational metrics, projections of profitability, projections of market opportunity, market share and product sales, plans and expectations related to commercial product launches and future programs, initiatives and products, including the Midsize program, plans and expectations on vehicle production and delivery timing and volumes, expectations regarding market opportunities and demand for Lucid’s products, the range, features, specifications, performance, production and delivery of Lucid’s vehicles and potential impact on markets, plans and expectations regarding further monetization opportunities, plans and expectations regarding Lucid’s software, technology features and capabilities, including with respect to battery and powertrain systems, plans and expectations regarding Lucid’s systems approach to the design of the vehicles, estimate of Lucid’s technology lead over competitors, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding Lucid’s liquidity runway, future capital raises and funding strategy, plans and expectations regarding future manufacturing capabilities and facilities, logistics and supply chain, production costs, studio and service center openings, sales channels and strategies, test drive, ability to mitigate supply chain and logistics risks, plans and expectations regarding expansion and construction of Lucid’s AMP-1 and AMP-2 manufacturing facilities and capabilities, including potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, Lucid’s ability to grow its brand awareness, plans and expectations regarding management transitions, the potential success of Lucid’s distribution strategy and future vehicle programs, potential automotive and strategic partnerships and their anticipated benefits, plans and expectations regarding Lucid’s ADAS/AD roadmap and robotaxi program, expectations on the technology licensing landscape, expectations on the regulatory and political environment, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. 2

Forward Looking Statements (2 of 2) These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, economic, market, financial, political, regulatory and legal conditions, including changes of policies, imposition or proposed imposition of tariffs, export controls, threat of a trade war, the risk of a global economic recession or other downturn, bank closures and liquidity concerns at financial institutions, and global or regional conflicts or other geopolitical events, including recent geopolitical tensions in Middle East and Venezuela; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities and components, including rare-earth materials, semiconductors and their related products, and other materials, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of Lucid’s vehicles; risks related to the uncertainty of Lucid’s projected financial and operational information; risks related to the timing of expected business milestones and commercial product launches; risks related to the construction and expansion of Lucid’s manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s business; changes in regulatory requirements, policies, and governmental incentives; changes in fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers, including its ability to realize the anticipated benefits of its partnerships with Aston Martin, Uber, Nuro and NVIDIA; risks related to potential vehicle recalls; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its executive team; Lucid’s ongoing need to attract, retain, and motivate key employees, including engineering and management employees, as Lucid has undertaken multiple significant management changes in the past, including its CEO; risks related to Lucid’s outstanding redeemable convertible preferred stock and convertible senior notes; availability, reduction or elimination of, and Lucid’s ability to obtain and effectively utilize, zero emission vehicle credits, tax incentives, and other governmental and regulatory programs and incentives; Lucid’s ability to conduct equity, equity-linked or debt financings in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, features, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the cautionary language and the Risk Factors in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks or uncertainties materialize, or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners. 3

Our Next Chapter: Accelerating to Profitability Marc Winterhoff Interim CEO 8:00 – 8:25 AM 01 Revenue Growth: Lucid Air & Lucid Gravity Momentum Erwin Raphael SVP of Global Revenue 8:25 – 8:45 AM 02 Midsize: Scale and Profitability Catalyst Derek Jenkins SVP of Design & Brand Emad Dlala SVP of Engineering & Software Zach Walker Chief Engineer 8:45 – 9:40 AM Break 9:40 – 10:00 AM 03 Autonomy: L4-Ready Platforms, Faster Path to Market Kai Stepper VP of Advanced Driving Systems (ADAS) 10:00 – 10:30 AM Fireside chat Marc Winterhoff Interim CEO Andrew Macdonald President and COO, Uber 10:30 – 10:55 AM 04 Financial Roadmap: Scale, Profitability, and Capital Discipline Taoufiq Boussaid CFO 10:55 – 11:25 AM Closing remarks Marc Winterhoff Interim CEO 11:25 – 11:30 AM Q&A 11:30 – 12:00 PM Agenda 4

Marc Winterhoff Interim Chief Executive Officer 5

Our next chapter Accelerating to Profitability Increasingly diverse, high-margin revenue by monetizing autonomy Clear vision to lead in mobility technology Focus on establishing robotaxi market with leading partners #1 position with Air in luxury EV sedan and strong early reception of Lucid Gravity Strong, ready-to-scale operations and supply chain that enables steep cost reduction Midsize starting production late 2026 – Compromise Nothing, at accessible price Path to cash flow positive by the late decade 6

Our mission and vision Through technology we create exceptional experiences to Drive the World Forward 7

Lucid Air

Lucid Air is #1 for luxury EV sedans...

A testament to our winning value proposition of technology leadership, design, and brand

U.S. unit sales for EV Luxury Sedans (2025)



~9.5k
~7.2k
~6.0k
~5.3k
~5.0k
~3.9k
~3.1k
~1.8k
Lucid Air
Tesla Model S
BMW i5
Porsche Taycan
Polestar 3
Audi A6 e-Tron
BMW i7
Mercedes EQS

Source: S&P Mobility January 2026 (except for Lucid data)

8

... and #3 across
gas and electric vehicles


U.S. unit sales for Luxury Sedans (2025)
~21.1k
~16.0k
~9.5k
~8.3k
~7.3k
~7.2k
~6.0k
BMW 5-Series
Mercedes E-Class
Lucid Air
BMW 7-Series
Mercedes S-Class
Tesla Model S
BMW i5

Source: S&P Mobility January 2026 (except for Lucid data)

9

LUCID GRAVITY

Lucid Gravity is gaining momentum

U.S. unit sales for EV Luxury SUVs
(for 3rd quarter on the market)


~3.8k
~2.9k
~2.8k
~2.2k
~2.0k
~1.8k
~1.5k
~1.0k
Tesla Model X
Lucid Gravity
Rivian R1S
Cadillac Vistiq
BMW iX
Cadillac Escalade IQ
Polestar 3
Volvo EX90

Note: Sales reflect each model's third full quarter following its first meaningful sales quarter (>25 units)
Source: S&P Mobility, January 2026 (except for Lucid Gravity)

10

Lucid Air awards vs. EV competitors (2022 – present) Lucid Air has won more awards than others combined since 2022 Lucid’s recognition is unparalleled *Lucid Air won this award in 2024, 2025, and 2026 **Lucid Air won this award in 2022 and 2023. Lucid Gravity won this award in 2025. Number of awards is compared to Luxury EV Sedan competitors * ** 11

LUCID TODAY 12

Maximize Lucid Air and Lucid Gravity Launch and Scale Midsize Platform Lead Software-Defined Vehicle and Software Innovation Lead Robotaxi Market Accelerating to Profitability Our Strategy 13

+ Autonomy
~$700B+ TAM
2035
+ Midsize EV
~$350B TAM
2030
Luxury EV
Sedan and SUV
~$40B TAM
2025

Midsize platform and entry into the robotaxi market are significantly expanding our addressable market

Note: Global TAM estimations excluding China; TAM figures are cumulative
Source: S&P Mobility, July 2025

14

Unit cost improvements (%) Lucid Gravity own cost improvement Lucid Gravity cost improvement due to Midsize scaling 2025 2028 Bill of materials Overhead absorption Manufacturing efficiency Midsize 2028 100% 80% 60% 40% 20% 30-40% 60-70% Bill of materials Overhead absorption Manufacturing efficiency ~60% reduction in BOM vs 2025 Lucid Gravity BOM ~20% BOM cost reduction vs 2025 Lucid Gravity BOM Midsize own cost improvement Unit cost Scale, engineering, and manufacturing improvements drive down unit costs 15

Strong improvements in operational and supply chain performance

	SUPPLY CHAIN	PRODUCTION	QUALITY
	~25% BOM cost improvement for Gravity during 2025	98% Increase in production volumes in 2025	85%+ Decrease in warranty costs for Air (last 3 years)
Key Initiatives	✓ Navigated challenging supply chain dynamics • Finalize Midsize sourcing at current favorable cost position • Optimization of supply chain for cost, resiliency and flexibility	• Significant decrease in Gravity manufacturing costs • Launch Lucid production system 2.0 in AMP-2	✓ Significant increase in First-Time-Through (FTT) and improvement of defect rates • Embed closed-loop, data-driven issue detection

16

Best-in-class software that is both visible and invisible

Visibility to the customer

Infotainment



ADAS



- Lucid UX 3.0
- Surreal Sound Pro
- Apple CarPlay and Android Auto in Lucid Air
- Hands-free highway driving in Lucid Air
- Automated parking

Core Vehicle Software













- Sports car handling and chassis control
- Industry-leading range
- Industry-leading powertrain efficiency
- Fastest charging
- Software-defined vehicle (SDV) and OTA platform enabling 95%+ feature updates

New features coming in 2026

- **Today:** Apple CarPlay and Android Auto in Lucid Gravity
- Lucid Intelligence AI Experience
- Hands-free highway driving in Lucid Gravity
- UX 3.0 in Lucid Air
- Digital key in Lucid Gravity
- In-city drive assist in Lucid Gravity
- Vehicle-to-Home

17

Lucid’s autonomous strategy unlocks large additional revenue potential L4-ready vehicles Best-in-class partners Capital-efficient approach Dual robotaxi and personal autonomy strategy Most efficient EV platform 18

LUCID TOMORROW 19

Much larger TAM >$700B in 2035 New high-margin revenue streams Leveraging technology leadership Leading in SDV and software innovation Profitable and cash flow positive Infrastructure ready for large scale World-class quality and cost L4 Autonomous Driving For customer vehicles & robotaxis Compromise Nothing accessible for many more customers 20

Erwin Raphael SVP of Global Revenue 21

01 Revenue Growth: Lucid Air and Lucid Gravity Momentum #1 Market leader in luxury EV sedans 42 New locations planned for 2026 ~$1B Incremental annual non-vehicle revenue by late decade ~4X Growth in Lucid Gravity sales1 Note: (1) U.S. Q4 volume vs. U.S. Q3 volume 22

Market share position U.S. unit sales for Lucid Air (2021–2025) 2021 2022 2023 2024 2025 0.1K 4.3K 5.4K 7.7K 9.5K #4 #4 #3 #1 Lucid Air is the #1 best-selling luxury EV sedan Source: S&P Mobility Data, January 2026; market share position compared to other luxury EV sedans in the Air Segment 23

21 213 768 U.S. unit sales for Lucid Gravity (2025) 2,875 Q1 Q2 Q3 Q4 ~4X of Q3 sales 80% new to Lucid Lucid Gravity is off to a strong start and growth has accelerated Source: New Lucid buyers data per S&P Mobility Data, January 2026 28% Lucid Gravity conquests from non-SUV segment 24

Defies the laws of physics Lucid Gravity First Drive: An electric SUV that doesn’t make compromises Fast, futuristic, and one of the most thrilling vehicles I’ve driven The 2025 Lucid Gravity Is as Good as EV SUVs Get Test-Driving The 2026 Lucid Gravity, A Supercar In SUV Form Lucid Gravity Review: As Close As You Can Get to Perfect 25

S&P Mobility prior forecast ICE / PHEV EV 53M 64M 68M 71M -1% 15% CAGR ’25–’35 EV sales penetration, global (ex. China) 2020 2025 2035F2030F EV % ~2% ~8% ~18% ~28% Despite headwinds, the EV market is still primed for significant growth ~2.3x ~3.5x Technology Adoption Cycle 26

~2X Number of Tesla Model S customers in 2025 that chose Lucid Air over the next highest conquest model Lucid is the #1 next destination for luxury EV customers #1 Lucid Air’s rank as customer choice after trading in Tesla Model S in 2025 #1 Lucid Gravity’s rank as customer choice after trading in Tesla Model X in December 2025 ~350k Est. number of Tesla Model S and Model X vehicles in the U.S. (as of January 2026) Source: S&P Mobility Data, January 2026 Near-term revenue opportunities given market dynamics 27

July 2025 Aug 2025 Sept 2025 Oct 2025 Nov 2025 Dec 2025 1.0K 1.0K 1.9K 1.4K 3.2K 3.2K 2025 target run rate 1.7K monthly run rate (20K annual units*) 2026 target run rate 2.2K monthly run rate (25–27K annual units) Proven ability to scale *Initial 2025 manufacturing guidance from Q4 2024 earnings published February 25, 2025 28

Rapid, strategic, and efficient global expansion



+7
~15% increase
in North America

+25
~200% increase
in Europe[1]

+10
~200% increase
in Middle East

Planned locations in 2026

- Current location
- Planned new sales location*
- Planned expansion
- Active with planned expansion

Note: (1) Does not include 4 short-term locations

29

2 new locations signed as of February 2026 10 locations under LOI discussions 7 new countries in Europe with LOIs signed and planned for 2026 launch Strong momentum in Europe supports scalable growth ACCELERATION IN GERMANY 2026 EUROPE EXPANSION Note: *Subject to successful execution of contracts; authorized repairer coverage planned to scale at 4 new service locations for every 1 new sales location 25 Locations planned for 2026 Planned new sales location* Planned expansion Active with planned expansion Current location 30

Tailored go-to-market approach Source: S&P Mobility Data Direct Attractive retail economics by going direct-to-consumer Customer relationship ownership across lifecycle Full brand control offering premium studio experience increase in sales per studio since 2022 >2x U.S. annual sales per studio (Lucid Air and Lucid Gravity) 300+ U.S. sales/studio of EVs within segment (Lucid Air) #1 USA, Canada, KSA Efficient market expansion with reduced CapEx and fixed OpEx Faster scale and network from leveraging local expertise Advantaged working capital with faster inventory turnover less up-front capital ~85% faster speed to market up to 1 year Europe, Other International Markets Indirect Increase in Inventory conversion 31

Incremental non-vehicle opportunities driven by software

~$1B

expected annual non-vehicle revenue opportunity by late decade



Software-based
Legacy revenue opportunities
54%
26%
11%
9%
~$1B
Smart Energy, Connectivity & AD/ADAS
Service
Aftermarket F&I Protection Plans
Accessories
Incremental Non-Vehicle Revenue

32

Expanded software offerings for customers delivered via over-the-air updates

SOFTWARE ROADMAP HIGHLIGHTS

Now → Coming 2026 → Coming 2027

LUCID Air

Now
- Hands-Free Highway Driving
- Auto Park In/Out
- Apple CarPlay/Android Auto
- Mobile Key

Coming 2026
- **UI/UX 3.0**
- **Lucid AI Assistant**
- **V2H Energy Back-up**
- **Smart Home Charging**

Coming 2027
- **Enhanced Auto Park In/Out**
- **Video Streaming (MY '28)**
- **Productivity Apps (MY '28)**

LUCID GRAVITY

Now
- Drive Assist
- Auto Park In/Out
- UI/UX 3.0
- Wellness App
- Live View
- See-through Vehicle Display

Coming 2026
- **Hands-Free Highway Driving**
- **Lucid AI Assistant**
- **V2H Energy Back-up**
- **Smart Home Charging**
- **Enhanced Auto Park In/Out**
- **Video Streaming**
- **Adaptive Driving Beam**
- **Hands-Free Highway and City Driving**
- **Digital Key**

Coming 2027
- **Hands-Free Highway and City Driving**
- **Interior Live View**
- **Halo Secure Surround Surveillance**
- **Vehicle-to-Load**
- **Productivity Apps**

95%+

Features improvable over-the-air in Lucid Gravity

13

Over-the-air updates in 2025

33

Industry Average 10–40% Lucid take rates consistently above competitors~40% ~65% Lucid Air and Lucid Gravity L2 ADAS take rates vs. industry (%) Customers demonstrate strong demand for Lucid autonomy offerings Note: Industry averages at OEM level 34

01 Revenue Growth: Lucid Air and Lucid Gravity Momentum S U M M A R Y Demonstrated market leadership Lucid Air #1 in luxury EV sedans Lucid Gravity growing quickly among luxury SUVs Proven ability to scale Exceeded 2026 target monthly run rates for Lucid Air and Lucid Gravity in late 2025 Diversifying revenue streams Incremental revenue streams driven by software Expanding geographically Thoughtful expansion globally, with focus on Europe 35

Derek Jenkins SVP of Design & Brand 36

~10x increase in Lucid’s TAM Designed to scale Up to 70% lower unit costs Same Lucid DNA and performance Accessible price point 02 Midsize: Scale and Profitability Catalyst 37 Today’s Investor Day provides a preview of Midsize, will full product reveal to come later this year

We started 10 years ago with a clean sheet, determined to build the best vehicles in the world 38

Lucid Air and Lucid Gravity have established Lucid as the leader in their segments They have challenged both gas and electric vehicle leaders across many metrics and are setting benchmarks for design, space, efficiency, range, driving dynamics, and performance 39

With the same Lucid DNA, the Midsize is more accessible to a bigger market 40

Entering the Midsize market *significantly* expands our TAM

Total addressable market (Global excluding China)


~$350B
~$40B
Today
With Midsize, 2030

	Large Luxury SUV and Sedan EV Segment	Premium Midsize SUV EV Segment
Average vehicle price	$100K+	$50K+
2025 unit sales volume	~0.5M	~3M

Note: Typical vehicle price and annual sales volume for 2025
Source: S&P Mobility, July 2025

41

of the total EV market Current target buyers represent approximately Median age: 51 • More mature, affluent EV buyers • Practical, functional technology matters • Prefer EV-only brands; high Lucid consideration S O P H I S T I C A T E D L O Y A L I S T S Today, Lucid customers are more luxury and on-road focused Note: Total EV market defined as EV and EV-considering customers 42

Midsize expands the Lucid brand to new customer segments

Urban, on-road, performance-focused → Suburban, any-road, adventure-focused



UPSCALE NURTURERS

Median age: 41

- Luxury-forward Millennial parents
- Value craftsmanship and premium features
- Vehicle is a 'family hub' and reliable partner

+


SWAGGER

TRENDSETTING ACHIEVERS

Median age: 39

- Young, affluent near-luxury buyers
- Seek expressive, unique, bold, high-tech designs
- Hitting peak earning years and moving up

+



ACTIVE EXPLORERS

Median age: 49

- Performance, tech, and active lifestyles
- Performance in all conditions matters
- Make the most of every journey

43

Expanding Lucid's Product Portfolio

Urban, on-road, performance-focused → Suburban, any-road, adventure-focused



The launch of Midsize enables us to access a significant additional part of the electric vehicle market

50%

of the total EV market



UPSCALE NURTURERS	+	TRENDSETTING ACHIEVERS	+	ACTIVE EXPLORERS
Median age: 41		Median age: 39		Median age: 49
• Luxury-forward Millennial parents • Value craftsmanship and premium features • Vehicle is a 'family hub' and reliable partner		• Young, affluent near-luxury buyers • Seek expressive, unique, bold, high-tech designs • Hitting peak earning years and moving up		• Performance, tech, and active lifestyles • Performance in all conditions matters • Make the most of every journey

Note: Total EV market defined as EV and EV-considering customers

44

10% current Lucid segment 50% New buyers addressed by Midsize models Lucid’s expanded portfolio will now reach most of the electric vehicle market Urban, on-road, performance-focused Suburban, any-road, adventure-focused Note: Total EV market defined as EV and EV-considering customers By adding Midsize, our product portfolio will cover most of the EV market = + of the total EV market 45

S T A Y T U N E D Three Midsize models will directly appeal to our target customer segments Urban, on-road, performance-focused Suburban, any-road, adventure-focused T R E N D S E T T I N G A C H I E V E R S A C T I V E E X P L O R E R SU P S C A L E N U R T U R E R S + + 46

Expanding Lucid's brand reach. **Positioning to win.**


ADVANCED
UPSCALE NURTURERS
TRENDSETTING ACHIEVERS
ACTIVE EXPLORERS
LUCID
COSMOS
LUCID
EARTH
LUCID
STAY TUNED
SPORTY
FUNCTIONAL
TRADITIONAL
Chinese models

47

Range Range that goes farther with less Design Bold, emotional design that’s impossible to ignore Performance Performance that defies limits Experience Immersive UX that transforms the experience Accessibility Built for attractive economics Lucid Midsize will set the benchmark for the premium driving experience #1 in efficiency, with up to 4.5 mi/kWh 0–60 MPH in 3.5 seconds #1 in spaciousness and cargo volume 36” single wide- screen immersive interface Starting at under $50K 48

We showed Lucid Cosmos and Lucid Earth to potential owners… and they loved it Lucid’s relative positioning #1 #1 #1 #1 Exterior Specs Price Rating of Lucid Midsize vs. competitors (% top 2) Peer average Lucid Cosmos + Lucid Earth average “I see quality when I see this. Feels very high tech – would probably blow my mind.” “That’s it! If I chose anything else, I’d be compromising.” “It was the best-looking car. Looks like the Jetsons!” Interior 49

Confidential 50 The next generation of world-class Lucid designs. Designed to Captivate. 50

Confidential 51 The striking, sporty silhouette of Lucid Cosmos 51

Confidential 52 We are advancing the Lucid design language through dynamic and emotionally expressive gestures designed to captivate our target customers 52

Confidential 53 Designing from the inside out: more space for passengers and cargo, enabled by our clean-sheet engineering approach and miniaturized powertrains 53

Confidential 54 Like Lucid Air and Lucid Gravity, aerodynamics played a leading role in optimizing the range of Lucid Cosmos for maximum efficiency 54

Our Midsize interior layout evolves to create a true shared space Clear View Cockpit An optimized evolution of the Air driver cockpit Uncompromising UI UX experience with our redesigned steering wheel Midsize Immersive Shared Space A shared environment with a centrally-positioned screen for a fully immersive interactive experience for everyone 55

The Midsize interior design is equally engaging, with an unobstructed wide screen designed for the social experience. Physical controls, combined with a regularly-upgraded digital experience, have always been part of the Lucid User Experience. 56

UX 4.0 is focused on creating Lucid moments and bringing people together, wherever Personalized and optimized to create the best EV experience Energy Establishing a third place for play and work, alone or with others Entertainment and Productivity Tailored for multiple users with a voice-first capable, multi-modal UI model Natural Interactions Transforming wayfinding in and out of the car Next-Gen Nav 57

Our new Lucid Intelligence AI Experience (AIX) platform is the foundation for multi-modal natural interactions Agentic Built on experience pillars and cultural intelligence A framework using memories that emphasizes privacy and control Personalized Cloud and edge support available across all touchpoints Seamless Flexible to adapt to the latest advances in a highly dynamic space LLM Agnostic 58

Lucid Assistant personalities and roles provide user choice for deeper engagement while preserving the Lucid brand 59

Confidential 60 Lucid Gravity AI Assistant S H O W C A S E 60

Legacy automakers focus on traditional attributes Lucid combines best of both worlds and is uniquely positioned to lead Newer players focus on technology, ADAS, and connected experience Midsize: Total Vehicle Experience 61

Emad Dlala SVP of Engineering & Software Zach Walker Chief Engineer 62

0 200 2020 2025 2030 100 50 150 Ef fic ie nc y (E PA M PG e) Note: Advantage based on extrapolation of historical trend Source: EPA Lucid is the leader in vehicle efficiency Lucid’s advantage >5-year advantage vs. nearest competitor Model Year Lucid Air Pure U.S. EV Leader OEM Full-Size Sedan German OEM EV Sedan 2 German OEM EV Sedan 1 15% greater efficiency than the nearest competitor 63

Less energy required than smaller vehicles Energy Efficiency Relentless innovation across key engineering domains enabling class-leading efficiency 64

More enjoyable than a sports car Performance Efficiency Lucid’s powertrain enables amazing driving performance without sacrificing efficiency or range 65

More interior space than a larger vehicle Space Efficiency Class-leading interior space with a smaller exterior body and lower overall weight 66

Introducing the Midsize platform

Midsize follows the same Lucid technology DNA


Maximized frunk space
Miniaturized, power-dense drive unit
800V high-voltage battery
Maximized interior passenger space
Bi-directional charging system
Centralized low-voltage electronics
Maximized trunk space
Superb aerodynamics

Energy Efficiency

Performance Efficiency

Space Efficiency

67

Atlas is our next innovation to drive efficiency Extending our technology leadership Smaller, lighter, simpler, and powerful at lower cost Over 30% fewer parts than Zeus Planetary reduction set Active-core differential Rotor Continuous wave- winding stator Integrated cooling and inverter 37% lower BOM cost than Zeus 23% lighter than Zeus 68

Atlas drive unit is best in class

Power-to-weight (HP / KG)



Lucid Midsize RDU (Atlas)
4.9
U.S. EV Leader OEM Midsize CUV
3.5
German OEM EV SUV RDU
3.2
Chinese EV OEM Midsize CUV
3.1
U.S. EV Leader OEM Truck RDU
2.7
Chinese EV OEM Sedan RDU
2.7
U.S. EV OEM Midsize SUV
2.5

40%

greater power density than the closest competitor

Power density is a key metric that impacts energy efficiency, material usage, mass, and space

Source: A2MAC1

69

3.0 3.5 4.0 4.5 EPA est. Mile/kWh (AWD models) Lucid results even stronger for RWD models Lucid Cosmos (Projected) U.S. EV Leader OEM Midsize CUV Chinese EV OEM Midsize CUV German OEM New EV Midsize SUV 4.3 Midsize continues Lucid’s dominance in energy efficiency Lucid Cosmos is projected to be over 10% more efficient than the closest competitor Source: EPA 4.5 70

Radical Efficiency Energy Efficiency Performance Efficiency Space Efficiency Software Efficiency Manufacturing Efficiency leads to Product Superiority and Cost Efficiency 71

Battery Energy Efficiency Drive unit Performance Efficiency Packaging and body dimensions Space Efficiency Radical Efficiency leads to Product Superiority and Cost Efficiency Electronics architecture Software Efficiency Body Manufacturing Efficiency 72

Energy Efficiency

Battery

Product Superiority for the Customer

Over 200 miles in 14 minutes

AC bi-directional charging

V2H, V2L, V2X and V2V smart energy capabilities

Cost Efficiencies for our Business

80% fewer non-cell parts

Single part installed on vehicle line

45%+ reduction in non-cell battery cost vs. Lucid Gravity (~25% of overall Cosmos BOM)



73

+$500 +$2,000+$1,500 BOM cost advantage to go 300 miles* ($) 86 kWh U.S. EV Leader OEM Midsize CUV Note: (*) Assumes an average battery cost of $120/kWh (U.S. average cost in 2025) for a battery pack delivering ~300 miles of range Battery size needed for 300 mi range (kWh) 82 kWh 73 kWh69 kWh Chinese EV OEM Midsize CUVGerman OEM New EV Midsize SUVLucid Cosmos AWD For the same range, cost of cells is $2,000 less Energy Efficiency - 74

-40% -50%Footprint efficiency (Sq. Ft./ JPH) % Change (Midsize versus Current) Labor and overhead (CPU) Lucid Air and Lucid Gravity Midsize An example: Optimized Battery Facility Relative footprints Innovation resulting in productivity and reduction of manufacturing cost Energy Efficiency Leading to Manufacturing Efficiency 75

Performance Efficiency: Atlas Drive Unit

Smaller, lighter, simpler, and powerful—all at lower cost

Product Superiority for the Customer

0–60 MPH in under **3.5 seconds**

Leadership in class for **highway acceleration** and overtaking

Reduced energy losses to support best in class **Energy Efficiency**

Cost Efficiencies for our Business

Over **30%** fewer parts

Commonized drive unit: front and rear (only rotor/stator change)

~37% reduction in drive unit cost vs.Lucid Gravity (~10% of overall Cosmos BOM)



76

Giving more space in the same size vehicle Space Efficiency: Customer Space >8% >10% >4%more 2nd row legroom more couple distance more effective occupant space Space efficiency of Lucid Cosmos vs. top competitors’ average Source: A2MAC1 77

Usable Cargo Volumes (in m3) 0.66 Midsize Cosmos 0.54 U.S. EV Leader OEM Midsize CUV 0.52 Chinese EV OEM Midsize CUV >24% more usable cargo space than average of shown top competitors Innovative design resulting in more cargo space—whether you have a driver or not Space Efficiency: Cargo Space Source: A2MAC1 78

Midsize SDV enables lower hardware and software costs, and faster feature deployment Software Efficiency 79

Software-Defined Vehicle: Electronics Architecture

Faster feature updates with simpler electronics and lower cost

Product Superiority for the Customer

Over-the-Air updates for constant experience improvement

Reduced latency and digital reaction time to customer demand

AI Assistant controlling all car controls and more

Cost Efficiencies for our Business

~40% fewer wiring harness lines vs comparable EVs

Reduced **assembly time**

~60% reduction in wire harness cost vs. Lucid Gravity (~3% of overall Cosmos BOM)



Lucid Gravity
electronics hardware



Midsize
electronics hardware

Source: A2MAC1

80

Software-Defined Vehicle: Lucid is the Clear Leader



Distributed
Legacy Auto
Domain
Modern ICE/EV
Zonal
Modern EV
Centralized
Next-Gen SDVs
Simplified
Wiring simplicity
Complex
Lucid Midsize
ECUs: 3
(2 Unique)
Wires: 1.1K
U.S. EV Leader OEM Midsize CUV
ECUs: 3
Wires: 1.3K
South Korean OEM EV Midsize
ECUs: 10
Wires: 1.9K
Chinese EV OEM Midsize CUV
ECUs: 3
Wires: 2.2K
Good
Better
Good
Outdated
Electronics Architecture
Cutting Edge

Source: A2MAC1

81

2023 U.S. EV Leader OEM Midsize CUV 2025 U.S. EV Leader OEM Midsize CUV Product Superiority for the Customer Cost Efficiencies for our Business Annual insurance costs $1,000 less than competitors 5-Star safety performance in all markets Optimized stiffness-to-weight-to space for Space and Performance 65%+ reduction in joining guns vs. Lucid Gravity 2x improvement in robot efficiency Modular, mixed metal design offers the best of both worlds Manufacturing Efficiency: Body Lucid Cosmos Aluminum Extrusion Aluminum Casting Steel Stamping Source: RCAR 82

100 110 165 195 Lucid Cosmos U.S. EV Leader OEM Midsize CUV South Korean OEM EV Midsize Chinese EV OEM Midsize CUV Part count vs. competitors (indexed to 100) A more desirable vehicle… Product superiority …with half the parts Radical efficiency Flat cargo space cubic ft Insurance cost $/mile Charging speed miles of range gained per 10 min of charging Driving efficiency mi/kWh Lucid Cosmos U.S. EV Leader OEM Midsize CUV Source: A2MAC1 83

What does this all mean for Lucid’s business? 84

Unit cost improvements (%) Lucid Gravity own cost improvement Lucid Gravity cost improvement due to Midsize scaling 2025 2028 Bill of materials Overhead absorption Manufacturing efficiency Midsize 2028 100% 80% 60% 40% 20% 30-40% 60-70% Bill of materials Overhead absorption Manufacturing efficiency ~60% reduction in BOM vs 2025 Lucid Gravity BOM ~20% BOM cost reduction vs 2025 Lucid Gravity BOM Midsize own cost improvement Unit cost Radical Efficiency leads to Product Superiority and Cost Efficiency 85

Resulting in a highly competitive bill of materials cost Comparable cost with longer range Chinese EV OEM Midsize CUV U.S. EV Leader OEM Midsize CUV (weighted average of U.S. / China manufacturing) Lucid Cosmos Note: Global weighted average BOM cost, including all manufacturing locations Source: A2MAC1 Midsize bill of materials (BOM) cost vs. competition 86

Lucid Earth Stay tunedLucid Cosmos parts and investment shared between Lucid Cosmos and Lucid Earth Optimizing investment, leveraging scale 87

Differentiation where it counts


ADVANCED
UPSCALE NURTURERS
TRENDSETTING ACHIEVERS
ACTIVE EXPLORERS
LUCID
COSMOS
LUCID
EARTH
LUCID
STAY TUNED
SPORTY
FUNCTIONAL
TRADITIONAL

88

-31% U.S. EV Leader OEM Midsize CUV Lucid Cosmos Consumer economics: insurance costs per year (at 10K miles / yr) Our customers will spend $1,000 less than customers of comparable OEM Midsize innovations improve repairability and lowers insurance costs 89

02

Midsize: Scale and Profitability Catalyst

SUMMARY

Significant market expansion

~10x TAM with entering Midsize

Product superiority

Same Lucid DNA with radical efficiency, leading performance, energy, space, and user experience

Cost efficiency

Up to 70% lower unit costs through technology improvements and achieving scale

Breakthrough engineering

Autonomy-ready, software defined vehicle

90

Kai Stepper VP of Autonomy and Advanced Driver Assistance Systems (ADAS) 91

03

Autonomy: L4-Ready Platforms, Faster Path to Market

$300B+
Robotaxi TAM by 2035

L4-ready
platform

Up to 65%
take-rate for L2 features

18 months
time to market for the first Lucid robotaxi from deal announcement

<$500M
autonomy investment with declining technology costs and increased partnership collaboration



92

Animation removed for published presentation Live presentation had an animation that showed Lucid EV platform evolving into Lucid AV platform, signifying Lucid’s evolution from EV technology sales to a scale autonomy partner 93

Relative deal sizes (illustrative) Recent tech licensing Robotaxi platforms Lucid technologies are unlocking larger partnership opportunities 94

01 Personal autonomy Major software monetization opportunity now D U A L S T R A T E G Y Personal autonomy and robotaxis maximize revenue potential and accelerate scaling 02 Robotaxis Rapid scaling expected in the next 2–5 years 95

~$0B ~$1B ~$5B ~$11B ~$30B ~$50B ~$210B ~$300B 2025 2026 2027 2028 2029 2030 2033 2035 Robotaxi market size Global excluding China Note: TAM includes premium in-car services, advertising, and autonomous ride-hailing Source: Morgan Stanley, Euromonitor, Statista, Goldman Sachs Forecasted personal autonomy penetration % of new vehicles sold 2 2 20 35 80 165 450 590 # of vehicles added (K) 0 20 40 60 2025 2035 L4+ L3 L2 Massive market opportunity for both personal autonomy and robotaxis 2030 B 2 BB 2 C 96

Lucid has an L4-ready platform available directly from the factory B 2 B 97

Technology leadership enables best-in-class vehicle efficiency for robotaxis







Best in category	Lucid Gravity	Lucid Cosmos	I-PACE	IONIQ 5	RT
Efficiency (up to miles per kWh)	3.6	4.5	2.5	3.4	2.7
Charging speed (to 200 miles)	11 minutes	14 minutes	~35 minutes	~18 minutes	N/A
Safety backups for core vehicle operation	✓	✓	×	×	✓
Safety backups for autonomous driving	✓	✓	×	✓ Partial	✓

Note: Other models planned or in commercial service in the U.S. Lucid Gravity Grand Touring, Hyundai Ioniq 5 SE RWD, I-Pace R-Dynamic SE, Zeekr Mix data used when Zeekr RT data was not available; charging time for fastest charging connection

B2B
98

Better range and overall efficiency unlock market-leading operating costs

Operating costs for robotaxis (cents / mile)

Assumes 100K miles / year, excludes depreciation

Innovative, modular design reduces **maintenance and repair costs**

Efficient battery system enables **longer range on same battery size and faster charging (less downtime)**


+34%
+10%
Downtime
Fleet ops
Compute
Maintenance
Charging
Lucid Midsize
U.S. EV Leader OEM Midsize CUV
South Korean OEM EV Midsize

Note: Lower downtime costs for Lucid Midsize driven by longer range and faster charging time

B2B
99

Lucid Gravity units committed Investment from Uber “Lucid’s unmatched efficiency, autonomy-ready vehicle architectures, and customer-centric approach give us confidence in our ability to deliver autonomous mobility together at global scale.” Dara Khosrowshahi, Uber CEO Lucid’s value proposition is resonating with major industry players B 2 B 100

Uber / Nuro partnership is on-track for commercial launch this year

OPERATING MILESTONES



6 months

JULY 2025	SEPTEMBER	JANUARY 2026	MARCH	AUGUST	EARLY Q4	NOVEMBER	LATE 2026
Agreement signed	First Alpha prototype	Public road testing	75 Alpha prototypes	35 Product-validation prototypes	Safety and validation begins	Pre-production vehicles	Start of commercial operation

B2B
101

Lucid costs are below prior entrants Declining technology costs and collaboration with partners will reduce Lucid’s required investments vs. prior entrants Note: Competitor spend approximated based on cumulative funding raised Source: Citizens Bank Uniquely capital-efficient approach B 2 BB 2 C 102

~1 to 1.5 Years to deployment ~3 to 4 Years to deployment Lucid’s Autonomy Approach Traditional OEM Retrofit Path Vehicle re-architecture 12–16 months Validation and homologation 12 months Autonomy readiness gives us a significant head start vs. traditional OEMs B 2 C B 2 B Limited L4 pilot deployment 12 months Identify architecture gap 6 months L4 deployment 6–12 months Fully integrate autonomy software 6 months 103

Animation removed for published presentation Live presentation had an animation that depicted Lucid’s personal autonomy strategy, which provides customers with increasing levels of autonomy over time. A chronological roadmap is provided on the next slide. 104

Description Hands off Hands and feet are off, but must watch the road and be ready to take over Eyes off You can look away, but must be ready to take over when asked Mind off You’re just a passenger; no supervision or takeover expected Note: Enhanced Level 2 driver assistance in Lucid Gravity 2026 and Lucid Cosmos 2027 When we expect to achieve Hands-free highway driving L3 L4 2029202820272026 Lucid’s clear roadmap to deliver L4 autonomy to consumers Hands-free highway and city driving B 2 C 105

What customers are saying about Lucid’s Hands-Free Highway Driving “Lucid knocked the ball out of the park. It’s that perfect. I drove with zero issues.” “Fabulous update! HFDA was flawless, turns are now smooth as silk and lane change assists were excellent. A flawless upgrade…and an excellent one at that!” “Tried a lane change to the far-right lane just as the freeway transitions to a left turn on a downhill. Brutal test, it handled it like a champ.” 106

$69 –199 / mo. Tiered by ADAS level (L2++ to L4) H1 2027 DreamDrive Pro Autonomy subscriptions are the single biggest software monetization opportunity Note: Pricing subject to change B 2 C 107

03 Autonomy: L4-Ready Platforms, Faster Path to Market S U M M A R Y L4 ready vehicles 01 Most efficient EV platform 02 Best-in-class partners 03 Capital-efficient approach 04 Dual robotaxi and personal autonomy strategy 05 Customer monetization today, with the robotaxi and personal autonomy market inflecting toward $300B of opportunity by 2035 How Lucid will win 108

Marc Winterhoff Interim Chief Executive Officer 109

Andrew Macdonald President and COO, Uber F I R E S I D E C H A T Marc Winterhoff Interim CEO, Lucid 110

111

L U C I D M I D S I Z E 112

L U C I D M I D S I Z E L U C I D R O B O T A X I 113

Target driving efficiency mi/kWh 5.5 to 6.0 Passenger legroom inches 42+ Operating cost $ / mile 40% Charging speed miles added per 15 min of charging 200+ Lunar: Two-Seat Robotaxi Concept lower operating costs 114

Animation removed for published presentation Live presentation had an animation that illustrated a potential future autonomous capability with a 2- seater robotaxi navigating a city 115

Taoufiq Boussaid Chief Financial Officer 116

Growth well-defined by volume ramp-up, vehicle mix optimization, partnerships, robotaxi, and services Path to profitability driven by cost reduction (manufacturing, overhead, BOM), R&D efficiency, and operational excellence Disciplined capital plan with clear investment guardrails, working capital optimization, and risk management Mid-term Scale ($B revenue) Profitability (GM %) High single-digits Capital Allocation (CapEx as % of revenue) Late decade High-teens Positive Mid-teens Teens Single-digits Scale, Profitability, and Capital Discipline 04: Financial Roadmap 117

Three-stage financial plan towards profitability and cash generation

2026
Strengthen

Continued delivery growth

Stringent OpEx management

Focused CapEx spend

High double-digit **revenue growth**

Significant **unit economics improvement**

MID-TERM
Scale

Scale Midsize platform

Disciplined market expansion

Growth in robotaxi and non-vehicle revenue

Diversifying revenue base

Gross Margin profitable

LATE DECADE
Outperform

Global delivery growth

Autonomous solutions scaling

Advantaged cost base

Growth at scale

Positive Free Cash Flow

118

Reaffirming our guidance 2026 Targets Production Volumes 25–27k units Capital Expenditures $1.2–1.4B Scale Lucid Gravity production and sales, with improved margin profile Expand international presence with 35+ new locations across Europe and the Middle East Significant unit economics improvement through BOM optimization, manufacturing efficiency and overhead absorption Execute on CapEx and cash preservation initiatives How we will achieve our targets 2026 Scale Lucid Gravity, expand software offerings, and carefully manage cash 119

Mid-term

Increasingly diversified revenue mix as we scale

Revenue by source ($B)

- New vehicle sales
- Robotaxi and other B2B platform partnerships
- Non-vehicle revenue (e.g., software & services)


2026F
2027
2028

Vehicle Mix

- Lucid Air
- Lucid Gravity
- Midsize



Significant Lucid Gravity annual growth projected for 2025-2028

Revenue streams and growth drivers

Accelerated **new vehicle sales**

- Lucid Gravity growth at scale
- Expansion of Midsize platform driving approx. 100k total annual vehicle deliveries over the midterm
- Expansion to 9+ new countries

Diversifying into higher-margin revenue strengthens mix by the mid-term

- High single-digit % revenue from partnership sales (e.g., EV platforms, robotaxi)
- High single-digit % non-vehicle revenue from used vehicles, ADAS, premium subscriptions, and services

120

How we are achieving this Targeted cross-functional “tiger teams” resolving discrete bottlenecks 25 – 35% 30 – 40% 50 – 60% Mid-term unit cost reduction vs. Q4 2025 Includes benefit of mix shift to Midsize Benefit of mix shift to lower cost Midsize Product and process enhancements enabling labor and overhead cost per unit reduction through efficiency improvements • Learning curve and volume leverage • Productivity improvements • Logistics overhead reduction • Institutionalize the Lucid Production System Enabling BOM cost reductions across Lucid Air and Lucid Gravity Mid-term Significant cost improvements in coming years Lucid Air Lucid Gravity Total 121

Mid-term

Achieving gross margin profitability over the mid-term

Gross margin main drivers over mid-term


Robotaxi and other B2B
Non-vehicle*, ADAS, and software
Mid-term
High-margin, recurring revenue streams with minimal incremental CapEx
BOM & manufacturing improvements
2026F
Overhead absorption

Milestones we are tracking

MILESTONE	TARGET	STATUS
Production hits run-rate of 2.2K/mo	2026	Achieved (Q4 2025)
Commercialization and expansion of Uber / Nuro partnerships	Launch Q4 2026	On track
Midsize SOP	By end of 2026	On track
Hands-free highway and city driving	By the end of 2026	On track

Note: (*) Non-vehicle automotive sales includes used vehicles, service, body shop, parts, warranty, accessories, charging equipment, roadside assistance

122

Mid-term

Operating expense discipline

	R&D	SG&A
	~10% of revenue	~10% of revenue
Key Initiatives	Portfolio rationalization and stage-gate discipline on research projects	Continue to optimize organizational design
	Use of multi-purpose platforms and components	Use AI tools to minimize manual effort and speed up core processes
	Commonize software architectures across all platforms	Utilize indirect model for select markets to accelerate speed to market and optimize cost efficiency
	Global engineering footprint optimization	Managing supply chain risks

123

AMP 1 AMP 2 Other Mid-high double-digit Low double-digit Teens Disciplined CapEx approach Front-loaded CapEx enables infrastructure capable of large scale Improved asset utilization in mid-term Autonomous strategy focused on capital efficient partnership approach CapEx % of revenue 2026F 2028 Note: Other includes retail, core R&D, vendor tooling, etc. 2027 Mid-term Current investments reduce future capital needs 124

>$1B Non-new vehicle >$2B Robotaxi and other B2B partnerships >$5B EMEA & ROW Late decade Diversified revenue mix across streams and geographies More diverse revenue streams International expansion 125

<5% of revenue ~5% of revenue Late decade Long-term cost and capital profile R & D CapEx ~10% of revenue S G & A 126

Total free cash flow (FCF) 2026F Lucid Air and Lucid Gravity Late decadeNon-new vehicles Robotaxi and B2B CapEx reduction and other Midsize Late decade Clear path to free cash flow positive by late decade 127

Cash Flow Profitability Strong cost reduction and higher margin revenues Mid-teens GM (%) Improved operating leverage and cash conversion Delivering Shareholder Returns Capital Allocation Disciplined, stage-gated approach CapEx < 5% of revenueHigh single-digit FCF margin (%) Growth and Scale Mid-term inflection point and diversification / mix improvement High-teens revenue ($B) Long-term Lucid financial profile 128

Automotive OEM Software and Services Autonomy + Growth at scale + Cost efficiency + Recurring revenue + Higher margin + B2B revenue visibility + Capital efficient + Expanding ROIC Core execution (auto) Expansion into new markets / business models Successful execution will drive increased shareholder value 129

Improved tariff landscape Potential additional opportunities Increased conquest capitalizing upon market dynamics Faster-than-expected robotaxi scaling Battery cost reductions Improved EV regulatory environment Balancing risks and opportunities Market risk or indicator Shifts in global demand for EV or autonomy Increased global competition Policy or regulatory changes Capital availability How we remain agile Flexible global manufacturing Expanded recurring, higher-margin revenue Continued technology innovation and investment in Lucid premium brand Proactive monitoring and engagement in regulatory issues Capital-efficient model with disciplined OpEx, best-in-class partners and accelerated path to market 130

Inflection point for robotaxi scaling Midsize expands TAM and accelerates path to scale and profitability Why now? 1 2 Leading technology that delivers best-in-class performance at competitive cost Capital-efficient approach that enables agility, speed to market, and disciplined investment World class infrastructure, strengthened operations and supply chain capable of rapid scaling, and unit cost improvement Strategic partnerships accelerating growth 3 Lucid Gravity positioned to lead luxury SUV Market 4 Lucid Investment Thesis Front-loaded investment to accelerate path to profitability, guided by clear milestones, and careful risk management 131

Marc Winterhoff Interim Chief Executive Officer 132

Our next chapter

Accelerating to Profitability

KEY MESSAGES FROM TODAY

Clear vision to lead in mobility technology

#1 position with Air in luxury EV sedan and strong early reception of Lucid Gravity

Midsize starting production late 2026 – Compromise Nothing, at accessible price

Focus on establishing robotaxi market with leading partners

Increasingly diverse, high-margin revenue by monetizing autonomy

Strong, ready-to-scale operations and supply chain that enables steep cost reduction

Path to cash flow positive by the late decade



133

Confidential 134 Analyst Q&A Q & A 134

135